Industrial Distribution
Aerospace
Music

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KAMAN

1

INVESTOR PRESENTATION
Kaman Corporation
(NASDAQ-GM: KAMN)
3Q/2007

Slide 1
    Forward-looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace, Industrial
Distribution and Music businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly defense, commercial aviation, industrial production and the consumer market for music products; 5) risks associated with successful implementation and ramp up of significant new programs; 6) satisfactory completion of the Australian SH-2G(A) program, including negotiation of payment and performance terms for the balance of the program as well as any additional work scope requested by the Commonwealth; 7) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 8) the University of Arizona’s continued failure to succeed in its appeals efforts to overturn the jury verdict that rejected the University's breach of contract claim against the company; 9) satisfactory resolution of (i) the company’s contract dispute with the U.S. Army procurement agency relating to the FMU-143 program and (ii) the 2005 DCIS investigation of that program; 10) satisfactory results of negotiations with NAVAIR concerning purchase of the company's leased facility in Bloomfield, Conn.; 11)
continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Moosup facility and such potential activities at the Bloomfield facility; 13) whether and when Kaman's music business is sold on the terms set forth in an agreement entered into as of October 27, 2007; 14) profitable integration of acquired businesses into the company's operations; 15) changes in supplier sales or vendor incentive policies; 16) the effect of price increases or decreases; 17) pension plan assumptions and future contributions; 18) future levels of indebtedness and capital expenditures; 19) continued availability of raw materials in adequate supplies; 20) the effects of currency exchange rates and foreign competition on future operations; 21) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 22) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this report should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Russell H. Jones, SVP, Chief Investment Officer & Treasurer
(860) 243-6307
Russell.Jones@kaman.com

KAMAN

Specialty Bearings
Aerostructures
Helicopters
Fuzing
Industrial Distribution
Music

Slide 2
Percent Distribution of Segment Sales:  Full-year 2006
55%
9%
18%
6%
6%
6%
Discontinued Operations
Kaman Corporation Segment Reporting Structure
•

Kaman reports information in six
      business segments:  Five of these
      comprise continuing operations,
      including
–

Four aerospace industry
      segments:
•

Specialty Bearings
•

Aerostructures
•

Helicopters, and
•

Fuzing
–

As well as the Industrial
      Distribution segment.
•

In addition there is one segment,
      Music, comprising discontinued
      operations.

EXHIBIT 2
Highlights:  Third Quarter Ended September 28, 2007
Slide 3
Four Aerospace industry segments:
✓

Aerostructures segment: Sales up 19.9% driven by Sikorsky BLACK HAWK and other Jacksonville programs;
        Operating income down 52.8% for quarter due to adjustments related to the simultaneous ramp-up of several new programs at Wichita
✓

Fuzing segment: Sales  flat; Operating income up 9.7% for quarter. Segment remains subject to quarter-by-quarter fluctuation.
✓

Helicopters segment: Sales up 18.1% driven by Egypt SH-2G depot level maintenance program and upgrades -
        and by subcontract work on BLACK HAWK for Sikorsky.  Operating income of $2.3 million compared to a loss of
        $1.1 million in last-year third quarter.  Australia Program charge is lower.
✓

Specialty Bearings segment: Sales up 17.5%; Operating income up 55.7% in quarter.  Strong demand in a good market.  Record backlogs.
Industrial Distribution segment: Sales up 6.8%; Operating income up 5.3% for the quarter
✓

Economic conditions mixed for quarter, but appear moderately favorable for second half
✓

Investing in ramp-up of large new national account contracts

Four aerospace industry
segments
BUSINESS OVERVIEW
Slide 4
2006 sales for the four segments: $326.0 million
27%

Millions $ Sale Year ended 12/31/06	Percent Military 2006

$106.3	20%

78.7	69%

69.9	83%

71.1	89%

$326.0	60%
Millions $ Sales
Quarter ended
9/28/07	9/29/06

$30.7	$ 26.2

25.7	21.5

18.2	15.4

22.1	22.3

$96.7	$ 85.4
Specialty Bearings
Aerostructures
Helicopters
Fuzing

Aerospace
Slide 5
Aerospace industry segments:
Percent share of Kaman’s 2006 aerospace
industry sales represented by each of the
four aerospace industry segments.
Total these segments
Sales by aerospace industry segment

Aerospace
Slide 6
Kamatics airframe bearings and
high-performance drive couplings
RWG bearings
Specialty Bearings Segment: Bloomfield, CT and Dachsbach, Germany
▶

Designs and manufactures proprietary self-lubricating
      bearings for OEM and MRO use in nearly all military
      and commercial aircraft produced in North and
      South America and Europe.
▶

Strategy: Maintain leadership in product technical
      performance and application engineering support
      while staying ahead of the curve in product
      technology enhancement:
▶

Target the most demanding applications early in the aircraft design process as part of prime-contractors’ problem-
     solving teams - and, applying innovative technology, develop and manufacture proprietary products which effectively
     address customers’ needs by providing the highest
     performance and service available.
▶

Market size:  $0.5 billion high-end portion of the $1.2 billion aerospace bearing market.
▶

Key customers include:  Military (U.S. and allied)
      and Commercial  (Boeing, Airbus, Embraer,
      Bombardier and others).

Aerospace
Slide 7
Top and Middle: Metals-oriented at Jacksonville
Bottom: Composites-oriented at Wichita
 Aerostructures Segment: Jacksonville, FL and Wichita, KS
▶

Produces parts and subassemblies for
      Tier 1 Prime Manufacturers:
▶

Military programs including Boeing C-17
    internal wing structures, Sikorsky BLACK HAWK
    helicopter cockpits, and Sikorsky MH-92
    helicopter composite tail rotor pylons.
▶

Commercial programs including Boeing 777
    subassemblies and 787 composite structures.
▶

Strategy:  Take advantage of substantial
      opportunities arising from the larger
      producers’(Airbus, Bell, Boeing, Sikorsky,
      Vought, etc.) offloading of manufacturing.
▶

Seeing opportunity for new
      programs: Available capacity, well-located,
      non-union, flexible, competitive.

Aerospace
Slide 8
Top:  Kaman SH-2G Super Seasprites
Middle: Joining BLACK HAWK
helicopter sections at Bloomfield facility
Bottom: Kaman K-MAX BURRO
 Helicopters Segment:  Bloomfield, CT
▶

Markets and supports Kaman-made SH-2G Super
      Seasprite maritime helicopter and K-MAX
      “Aerial Truck” helicopter -  and performs
      subcontract helicopter programs.
▶

Strategy:  Take advantage of increasing
      opportunities in subcontracting as the Tier 1
      Prime producers shift from manufacturing to
      final assembly and systems integration.
▶

Principal customers include: The governments
      of Australia, Egypt, New Zealand and Poland;
      and Sikorsky.
▶

Current principal programs include: SH-2G(A)
      program for Australia (in a loss position), depot
      level maintenance and upgrades to SH-2G(E)
      helicopters for Egypt, and BLACK HAWK
      subcontract work for Sikorsky.

Aerospace
Slide 9
Fuzes for high profile missile and bomb programs
including the Joint Programmable Fuze (JPF); and high
performance measuring and memory devices.

 Fuzing Segment:  Middletown, CT and Orlando, FL
▶

Manufactures safe, arm and fuzing devices
      for major missile and bomb programs.
▶

Principal Missile programs: AMRAAM, ATACMS,
   Harpoon, Maverick, Standard and Tactical Tomahawk
▶

Principal Bomb program: Joint Programmable Fuze
▶

Strategy:  Become a leading producer of
      fuzing systems for the U.S. and allied militaries.
      Market size estimate: $650 million.
▶

Principal customers: U.S. and allied militaries,
      Boeing, General Dynamics, Lockheed and
      Raytheon.
▶

Division includes Measuring & Memory
      Systems products.

Industrial Distribution
segment
BUSINESS OVERVIEW
Slide 10
2006 sales: $665.4 million
55%

Industrial Distribution
Slide 11
Industrial Distribution Segment
Extensive product catalogue
Value-added service
▶

Third largest player in $12 billion power transmission
      market.  Provides nearly two million products to more
      than 50,000 MRO and OEM customers.
▶

Expand the geographic footprint in major industrial markets
     to enhance competition for national and regional accounts.
▶

Broaden the product line and further enhance operating and
     asset utilization efficiencies throughout the enterprise.
▶

Serves a broad cross section of North American
      industry with local branches in 70 of the top 100 U.S.
      Industrial markets.  Growing national account base.
▶

Now nearly 200 locations in the U.S., Canada
      and Mexico.
▶

The business tends to track the U.S. Industrial
      production and capacity utilization indices.

KAMAN

115
114
112
110
108
106
104
102
100
98
96
84
82
80
78
76
74
72
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 12
FRB Indices Of Industrial Production and Capacity Utilization:
Predictability: Segment tends to track national indices

Industrial Distribution
Slide 13
Geographical Coverage:  Approximately 200 locations in U.S., Canada and Mexico

Discontinued
Operations
(Music Segment)
BUSINESS OVERVIEW
Slide 14
2006 sales: $214.8 million
18%

Discontinued Operations
Slide 15
Discontinued Operations:  Music Segment
Largest independent distributor of percussion and
fretted musical instruments and accessories;
Industry-leading information technology systems
▶

Largest independent distributor of musical
      instruments and accessories
▶

On October 29, 2007, Kaman announced an agreement
      to sell 100% of segment to Fender Musical
      Instruments Corp. for approximately $117 million.
      Stock transaction.

▶

Closing targeted to occur prior to January 1, 2008
      subject to favorable Hart-Scott-Rodino antitrust
      review and customary conditions.
▶

When closed, transaction expected to result
      in an after tax gain of approximately $14 million,
      or $0.55 per share, fully diluted and generate
      net proceeds of approximately $100 million.
▶

Proceeds to be used initially to reduce
      indebtedness and thereafter to pursue strategic
      objectives.

Financial Review
Slide 16

Sales:
3Q 2007: up 7.9% over 3Q 2006

Earnings before Income Tax:
See GAAP reconciliation (Slide 19)
for effect of one-time charge in
third quarter 2007 and 2006

Net Earnings:
3Q 2007: up 34.3% over 3Q 2006

    Income Statement Highlights for Continuing and Discontinued Operations
  For the three-month periods ended
       $307.6
   $331.9
$14.4
$19.0
      $8.7
 $11.7
$0.36
 $0.47
Slide 17
9/29/06

9/28/07
 EPS - diluted:
Average diluted shares outstanding
9/29/06: 24,794; 9/28/07: 25,336

Sales:
1st 9 Mos 2007: up 8.0% over 1st 9 Mos 2006

Earnings before Income Tax:

See GAAP reconciliation (Slide 20)
for effect of one-time charge in 1st 9 Mos of 2007 and 2006

Net Earnings:
1st 9 Mos 2007: up 43.9% over 1st  9 Mos 2006

EPS - diluted:
Average diluted shares outstanding
9/29/06: 24,854; 9/28/07: 25,217
 Income Statement Highlights for Continuing and Discontinued Operations
   For the first nine-month periods ended
       $897.2
   $969.2
$36.6
$50.6
     $22.1
 $31.9
$0.91
 $1.28
Slide 18
9/29/06

9/28/07

Three Months ended September 28, 2007
Three Months ended September 29, 2006

 (In thousands)
Earnings Before Income Taxes
Net Earnings
Net Earnings Per Share Diluted
Earnings Before Income Taxes
Net Earnings
Net Earnings Per Share Diluted

 As Reported
$18,982
$11,737
$0.47
$14,408
$8,738
$0.36

 Add:

 Addition to Loss Reserve:  Australia
768
461
0.02
2,497
1,498
0.06

 As Adjusted
$19,750
$12,198
$0.49
$16,905
$10,236
$0.42

This adjustment represents a discrete item.  The Company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of this item is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined under GAAP.
Slide 19
GAAP reconciliation applicable to the Third-Quarter Periods

This adjustment represents a discrete item.  The Company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of this item is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined under GAAP.
Slide 20
GAAP reconciliation applicable to the First Nine Month Periods

	Nine Months ended September 28, 2007			Nine Months ended September 29, 2006
(In thousands)	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted
As Reported	$50,628	$31,871	$1.28	$36,604	$22,144	$0.91
Add:
Addition to Loss Reserve: Australia	5,617	3,371	0.14	7,807	4,684	0.19
As Adjusted	$56,245	$35,242	$1.42	$44,411	$26,828	$1.10

(In millions)	Net Sales		Operating Income/(Loss)		Operating Margin
SEGMENTS	3Q/07	3Q/06	3Q/07	3Q/06	3Q/07	3Q/06
Aerostructures	$25.7	$21.5	$1.6	$3.5	6.3%	16.1%
Fuzing	22.1	22.3	2.7	2.4	12.2%	11.0%
Helicopters	18.2	15.4	2.3	(1.1)	12.5%	(7.0%)
Specialty Bearings	30.7	26.2	10.9	7.0	35.3%	26.7%
Subtotal Aerospace	96.7	85.4	17.5	11.8	18.0%	13.8%
Industrial Distribution	178.1	166.7	9.0	8.6	5.1%	5.2%
Corporate Expense/Other			(9.5)	(8.0)	[1](2.9%)	[1](2.6%)
Total from Continuing perations	274.8	252.1	17.0	12.4	6.2%	4.9%
Discontinued Operations	57.1	55.5	3.7	3.8	6.5%	6.8%
Total	$331.9	$307.6	$20.7	$16.2	6.2%	5.3%

1 Corporate expense percentage is to Total Sales
Slide 21
Income Statement Highlights for the Third-Quarter Periods

(In millions)	Net Sales		Operating Income/(Loss)		Operating Margin
SEGMENTS	9Mos/07	9Mos/06	9Mos/07	9Mos/06	9Mos/07	9Mos/06
Aerostructures	$74.2	$55.4	$9.9	$7.8	13.3%	14.1%
Fuzing	64.6	56.0	9.2	6.9	14.3%	12.3%
Helicopters	54.7	42.1	1.0	(4.3)	1.9%	(10.2%)
Specialty Bearings	94.2	79.8	31.6	22.1	33.6%	27.7%
Subtotal Aerospace	287.7	233.4	51.7	32.5	18.0%	13.9%
Industrial Distribution	526.1	507.8	26.0	28.7	5.0%	5.6%
Corporate Expense/Other			(29.0)	(25.9)	[1] (3.0%)	[1] (2.9%)
Total from Continuing Operations	813.8	741.2	48.8	35.2	6.0%	4.7%
Discontinued Operations	155.4	156.0	6.9	6.7	4.5%	4.3%
Total	$969.2	$897.2	$55.7	41.9	5.7%	4.7%

1 Corporate expense percentage is to Total Sales
Slide 22
Income Statement Highlights for the First Nine Month Periods

(In thousands)	As of 9/28/07	As of 12/31/06	As of 9/29/06
Notes Payable and Long-term Debt	$99,940	$74,423	$97,721
Shareholders’ Equity	$332,060	$296,561	$287,652
Debt as % of Total Capitalization	23.1%	20.1%	25.4%
Capital Expenditures (Continuing Operations)	$9,301	$12,099	$7,354
Depreciation & Amortization (Continuing Operations)	$7,204	$8,754	$6,612
Slide 23
Balance Sheet and Capital Factors

Public information is available on the Kaman website:  www.kaman.com
KAMN
KAMAN CORPORATION
Traded on NASDAQ Global Market